UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

DRIVEITAWAY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52883	20-4456503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 Market Street, Suite 200/201, Philadelphia, PA 19104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (856) 577-2763

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 17, 2026, the Board of Directors of DriveItAway Holdings, Inc. (the “Company”) determined that it is in the best interests of the Company and its stockholders to voluntarily terminate the registration of the Company’s common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act. The Company is eligible to do so because its common stock is held of record by fewer than 300 persons.

On August 18, 2026, the Company filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to effect the foregoing. Upon the filing of the Form 15, the Company’s obligation to file certain reports with the SEC — including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K — was immediately suspended. The deregistration of the Company’s common stock under Section 12(g) is expected to become effective 90 days after the filing of the Form 15, or such shorter period as the SEC may determine.

The Board determined to deregister because it believes that the substantial costs and demands associated with being a fully reporting company under the Exchange Act are not justified in light of the Company’s size and resources, and that the resources devoted to such compliance can be better used to support the Company’s operations for the benefit of its stockholders.

Following deregistration, the Company intends to continue to provide current financial and other information to investors through the OTC Markets Alternative Reporting Standard, so that the Company’s common stock may continue to be quoted on the OTC Markets current-information tier. The Company intends to make available its financial information, including for the current and prior periods, through that platform.

Forward-Looking Statements. This Current Report contains forward-looking statements within the meaning of the federal securities laws. These statements are based on the Company’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release dated August 18, 2026.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEITAWAY HOLDINGS, INC.

Date:	August 18, 2026

By:	/s/ John F. Possumato
Name:	John F. Possumato
Title:	Chief Executive Officer